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                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and directors of Value City Department Stores, Inc. (the "Company"), hereby appoints Robert M. Wysinski and Neil Bulman, Jr. as his attorneys or either of them, with power to act without the other, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 500,000 shares of Common Stock, without par value, to be sold and distributed by the Corporation pursuant to the Corporation's 1991 Stock Option Plan, as amended (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents effective the 6th day of July 1998.



   /s/ Jay L. Schottenstein           Chairman of the Board of Directors
---------------------------------
       Jay L. Schottenstein


   /s/ Saul Schottenstein             Vice Chairman of the Board of Directors
---------------------------------
       Saul Schottenstein


   /s/ Martin P. Doolan               President, Chief Executive Officer,
---------------------------------       and Director (Principal Executive
       Martin P. Doolan                 Officer)


   /s/ Robert M. Wysinski             Senior Vice President, Chief Financial
---------------------------------       Officer, Secretary, Treasurer, and
       Robert M. Wysinski               Director (Principal Financial Officer)


   /s/ Richard L. Walters             Vice President, Controller, and Chief
---------------------------------       Accounting Officer (Principal Accounting
       Richard L. Walters               Officer)


   /s/ Ari Deshe                      Director
---------------------------------
       Ari Deshe


   /s/ Jon P. Diamond                 Director
---------------------------------
       Jon P. Diamond




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   /s/ Richard Gurian                 Director
---------------------------------
       Richard Gurian


   /s/ Dr. Norman Lamm                Director
---------------------------------
       Dr. Norman Lamm


    /s/Geraldine Schottenstein        Director
---------------------------------
       Geraldine Schottenstein


   /s/ Robert L. Shook                Director
---------------------------------
       Robert L. Shook